                                                                    EXHIBIT 99.1

Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
September, 1999
Payment: October 15, 1999

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                             Distribution Date: October 15, 1999


                                                                                                    Per $1,000
Securitized Net Interest Margin Certificates                                                        Original
--------------------------------------------                                                        ----------
1.  Amount Available                                                           457,046.99

Interest

2.  Aggregate Interest                                                         137,410.96            1.48713160

3.  Amount Applied to:
    (a)         accrued but unpaid Interest

4.  Remaining:
    (a)         accrued but unpaid Interest

5.  Monthly Interest                                                           137,410.96

Principal

6.  Current month's principal distribution                                     319,636.03            3.45926439

7.  Remaining outstanding principal balance                                 20,685,861.21           223.8729568
    Pool Factor                                                                0.22387296

8.  Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
    immediately
    preceding Distribution Date                                            413,956,840.50 **

9.  Aggregate principal balance of loans
    refinanced by Green Tree Financial                                       1,432,581.25

10. Weighted average CPR                                                           11.61%

11. Weighted average CDR                                                            2.02%

12. Annualized net loss percentage                                                  1.22%


13. Delinquency             30-59 day                                               1.40%
                            60-89 day                                               0.39%
                            90+ day                                                 0.55%
                            Total 30+                                               2.34%


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 9/15/99.

Green Tree Financial
Net Interest Margin Trust 1994-B
September, 1999
Payment: October 15, 1999




                                             Fee Assets
                        -------------------------------------------------------
                             Guarantee            Inside         Fee Asset
                                Fees               Refi            Total
                        -------------------------------------------------------

GTFC 1994-1                       152,356.18        23,994.28       176,350.46
GTFC 1994-2                             0.00             0.00             0.00
GTFC 1994-3                             0.00             0.00             0.00
GTFC 1994-4                             0.00             0.00             0.00
                        -------------------------------------------------------

                                  152,356.18        23,994.28       176,350.46

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      176,350.46

Subordinated Servicing Fees                                         210,960.15

Payment on Finance 1 Note                                           387,310.61

Allocable to Interest (current)                                           0.00

Allocable to accrued but unpaid Interest                                  0.00

Accrued and unpaid Trustee Fees                                           0.00

Allocable to Principal                                                    0.00

Finance 1 Note Principal Balance                                          0.00

Green Tree Financial
Net Interest Margin Trust 1994-B
September, 1999
Payment: October 15, 1999






                                                Inside
                               Residual          Refi         Total
                         ------------------------------------------------

GTFC 1994-1                              0.00        0.00           0.00
GTFC 1994-2                          9,177.04   27,519.13      36,696.17
GTFC 1994-3                              0.00   18,242.25      18,242.25
GTFC 1994-4                              0.00   14,797.96      14,797.96
                         ------------------------------------------------

                                     9,177.04   60,559.34      69,736.38

                         Total Residual and Inside
                             Refinance Payments                69,736.38